Exhibit 10.1

AMENDMENT NO. 2 TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDMENT NO. 2 TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of January 20, 2015, and is entered into by and among PARK-OHIO INDUSTRIES, INC. ("Company"), RB&W CORPORATION OF CANADA ("Canadian Borrower"), the EX-IM BORROWERS party to the Credit Agreement (as hereinafter defined), the other Loan Parties party to the Credit Agreement, the lenders party to the Credit Agreement (the "Lenders"), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Agent, and J.P. MORGAN EUROPE LIMITED, as European Agent.
W I T N E S S E T H:
WHEREAS, the Borrowers, the other Loan Parties, the lenders from time to time party thereto (the "Lenders") and the Administrative Agent are parties to that certain Sixth Amended and Restated Credit Agreement dated as of July 31, 2014 (as amended, modified and supplemented from time to time, the "Credit Agreement"; capitalized terms not otherwise defined herein have the definitions provided therefor in the Credit Agreement);
WHEREAS, pursuant to Section 2.01(e)(iii) of the Credit Agreement, after the First Amendment Effective Date but on or prior to January 9, 2015, the Term Lenders agreed to make certain Second Additional Term Loans to the Company in an aggregate amount not to exceed $10,000,000 subject to the terms and conditions set forth therein;
WHEREAS, on December 31, 2014, the Term Lenders made Second Additional Term Loans to the Company in an aggregate amount equal to $3,872,800.00 pursuant to Section 2.01(e)(iii) of the Credit Agreement, such that, after giving effect to such Second Additional Term Loans, the aggregate amount of unfunded Commitments in respect of the Second Additional Term Loans as of the date hereof is $6,127,200.00;
WHEREAS, the Borrowers have requested that the Agents and the Lenders amend the Credit Agreement to allow for multiple draws of the Second Additional Term Loans that may be made to the Company pursuant to Section 2.01(e)(iii) of the Credit Agreement and extend the deadline for all Second Additional Term Loans from January 9, 2015 to February 28, 2015, but otherwise acknowledge and agree that any additional Second Additional Term Loans shall be subject to all other terms and conditions set forth in the Credit Agreement; and
WHEREAS, the Agents and the Lenders have agreed to such amendments, subject to the terms and conditions set forth herein;
NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Amendments. Subject to the satisfaction of the conditions set forth in Section 2 below, and in reliance on the representations set forth in Section 3 below, the Credit Agreement is hereby amended with retroactive effect as of January 9, 2015 as follows:
(a)    Section 2.01(e)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Exhibit 10.1

(iii)    After the First Amendment Effective Date but on or prior to February 28, 2015, subject to the receipt by the Administrative Agent of one or more Equipment appraisals in form and substance reasonably satisfactory to the Administrative Agent and subject to the other terms and conditions set forth herein, each Term Lender severally (and not jointly) agrees to make one or more additional term loans to the Company in an aggregate principal amount for all Term Lenders up to the lesser of (i) $10,000,000 and (ii) an amount such that, after giving effect to all such additional term loans, the aggregate principal amount of all Term Loans outstanding is greater than or equal to the Fixed Asset Loanable Value (as determined by the most recent Equipment appraisals obtained by the Administrative Agent after the First Amendment Effective Date) (any such additional term loans, the "Second Additional Term Loans"; the Existing Term Loans, the First Additional Term Loan and the Second Additional Term Loans are collectively, the "Term Loans") in an amount equal to such Lender's Term Loan Commitment; provided, that, for the avoidance of doubt, in no event shall the aggregate principal amount of Term Loans exceed $35,000,000 after giving effect to all Second Additional Term Loans. As of January 20, 2015, the Term Lenders have made Second Additional Term Loans to the Company pursuant to this Section 2.01(e)(iii) in an aggregate principal amount equal to $3,872,800.00 and the aggregate amount of unfunded Commitments in respect of the Second Additional Term Loan is $6,127,200.00.
(b)    Section 2.09(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(a)    The Commitment of the Term Lenders to (i) make the Existing Term Loans terminated concurrently with the making of the Existing Term Loan under the Existing Credit Agreement, (ii) make the First Additional Term Loans shall terminate concurrently with the making of the First Additional Term Loans on the First Amendment Effective Date and (iii) make the Second Additional Term Loans shall terminate on the earlier of (A) the making of all available Second Additional Term Loans and (B) 5:00 p.m., Chicago time, on February 28, 2015. Unless previously terminated, (i) the Ex-Im Revolving Subcommitments shall terminate on the Commitment Termination Date (as defined in the Fast Track Loan Agreement), and (ii) all other Commitments shall terminate on the Maturity Date.
(c)    Section 2.10(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(e)    The Company shall repay the Term Loans in quarterly installments on the first Business Day of each calendar quarter hereafter, commencing on April 1, 2015, in a principal amount equal to 1/28 of the aggregate principal amount of Term Loans outstanding on February 28, 2015 (after giving effect to the making of any Second Additional Term Loans on such date, if any), as adjusted from time to time pursuant to Section 2.11(f). To the extent not previously paid, all unpaid Term Loans shall be paid in full in cash by the Company on the Maturity Date.
2.    Conditions to Effectiveness. The effectiveness of this Consent is subject to the following conditions precedent, each to be in form and substance satisfactory to Administrative Agent: (a) Administrative Agent shall have received a fully executed copy of this Consent executed by the Loan Parties and Required Lenders; and (b) no Default or Event of Default shall have occurred and be continuing.

Exhibit 10.1

3.    Representations and Warranties. To induce the Agents and Lenders to enter into this Amendment, each of the Loan Parties represent and warrant to the Agents and Lenders that:
(a)    the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of such Loan Party and this Amendment has been duly executed and delivered such Loan Party;
(b)    each of the representations and warranties set forth in Article V of the Credit Agreement, are true and correct in all material respects as of the date hereof (except to the extent they relate to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date);
(c)    the transactions contemplated by this Amendment (i) are permitted under the 2011 Indenture and the 2011 Senior Notes and (ii) will not result in any Event of Default (as defined in the 2011 Indenture) or Default (as defined in the 2011 Indenture) under the 2011 Indenture, the 2011 Senior Notes or any agreement executed by any Loan Party in connection therewith; and
(d)    no Default or Event of Default has occurred and is continuing.
4.    Acknowledgment of Loan Guarantor. Each Loan Guarantor hereby acknowledges that Borrowers, Administrative Agent and Lenders have amended the Credit Agreement by this Amendment, and such Loan Guarantor acknowledges that Administrative Agent and Lenders would not amend the Credit Agreement in the absence of the agreements of such Loan Guarantor contained herein. Each Loan Guarantor hereby approves of and consents to the Amendment, agrees that its obligations under the Loan Guaranty and the other Loan Documents to which it is a party shall not be diminished as a result of the execution of the Amendment, and confirms that the Loan Guaranty and all other Loan Documents to which it is a party are in full force and effect.
5.    Release. In consideration of the agreements of Administrative Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party hereby releases and forever discharges Administrative Agent and each Lender and their directors, officers, employees, agents, attorneys, affiliates, subsidiaries, successors and permitted assigns from any and all liabilities, obligations, actions, contracts, claims, causes of action, damages, demands, costs and expenses whatsoever (collectively "Claims"), of every kind and nature, however evidenced or created, whether known or unknown, arising prior to or on the date of this Amendment including, but not limited to, any Claims involving the extension of credit under or administration of this Amendment, the Credit Agreement or the Loan Documents, as each may be amended, the Indebtedness incurred by Borrowers or any other transactions evidenced by this Amendment, the Credit Agreement or the Loan Documents.
6.    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
7.    References. Any reference to the Credit Agreement contained in any document, instrument or Credit Agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.
8.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Delivery by telecopy or electronic portable document format (i.e., "pdf") transmission of executed signature

Exhibit 10.1

pages hereof from one party hereto to another party hereto shall be deemed to constitute due execution and delivery by such party.
9.    Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.
10.    Governing Law. This Amendment shall be a contract made under and governed by the laws of the state of Ohio, without regard to conflict of laws principles that would require the application of laws other than those of the state of Ohio. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
[Signature Page Follows]

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

BORROWERS: PARK-OHIO INDUSTRIES, INC. By /s/ Robert D. Vilsack Name: Robert D. Vilsack Title: Secretary
RB&W CORPORATION OF CANADA By /s/ Robert D. Vilsack Name: Robert D. Vilsack Title: Secretary
EX-IM BORROWERS: PARK-OHIO INDUSTRIES, INC. By /s/ Robert D. Vilsack Name: Robert D. Vilsack Title: Secretary
AJAX TOCCO MAGNETHERMIC CORPORATION By /s/ Robert D. Vilsack Name: Robert D. Vilsack Title: Secretary

Signature Page to Amendment No. 2 to Sixth Amended and Restated Credit Agreement

Exhibit 10.1

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

OTHER DOMESTIC LOAN PARTIES:
AJAX TOCCO MAGNETHERMIC CORPORATION
ATBD, INC.
AUTOFORM TOOL & MANUFACTURING, LLC
BATES RUBBER, INC.
BLUE FALCON TRAVEL, INC.
COLUMBIA NUT & BOLT LLC
CONTROL TRANSFORMER, INC.
ELASTOMEROS TECNICOS MOLDEADOS, INC.
EP CLEVELAND HOLDINGS, INC.
EP CLEVELAND, INC.
EP REALTY HOLDINGS, INC.
FECO, INC.
FLUID ROUTING KOREA HOLDING INC.
FLUID ROUTING SOLUTIONS, LLC
GATEWAY INDUSTRIAL SUPPLY LLC
GENERAL ALUMINUM MFG. COMPANY
INDUCTION MANAGEMENT SERVICES, LLC
INTEGRATED HOLDING COMPANY
INTEGRATED LOGISTICS HOLDING COMPANY
INTEGRATED LOGISTICS SOLUTIONS, INC.

LEWIS & PARK SCREW & BOLT COMPANY
PARK-OHIO FORGED & MACHINED PRODUCTS LLC
PARK-OHIO INDUSTRIES TREASURY COMPANY, INC.
PARK-OHIO PRODUCTS, INC.
PHARMACEUTICAL LOGISTICS, INC.
PHARMACY WHOLESALE LOGISTICS, INC.
P-O REALTY LLC
PRECISION MACHINING CONNECTION LLC
RB&W MANUFACTURING LLC
RED BIRD, INC.
SNOW DRAGON LLC
ST HOLDING CORP.
STMX, INC.
SUMMERSPACE, INC.
SUPPLY TECHNOLOGIES LLC
THE AJAX MANUFACTURING COMPANY
THE CLANCY BING COMPANY
TOCCO, INC.
TW MANUFACTURING CO.
WB&R ACQUISITION COMPANY, INC.
Each By /s/ Robert D. Vilsack
   Name: Robert D. Vilsack
   Title: Secretary

Signature Page to Amendment No. 2 to Sixth Amended and Restated Credit Agreement

Exhibit 10.1

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

POVI L.L.C. By: Integrated Logistics Holding Company Its: Member By /s/ Robert D. Vilsack Name: Robert D. Vilsack Title: Secretary
RB&W LTD. By: Integrated Logistics Holding Company Its: Sole Member By /s/ Robert D. Vilsack Name: Robert D. Vilsack Title: Secretary

Signature Page to Amendment No. 2 to Sixth Amended and Restated Credit Agreement

Exhibit 10.1

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

OTHER CANADIAN LOAN PARTIES:
AJAX TOCCO MAGNETHERMIC CANADA LIMITED By /s/ Robert D. Vilsack Name: Robert D. Vilsack Title: Secretary
SUPPLY TECHNOLOGIES COMPANY OF CANADA By /s/ Robert D. Vilsack Name: Robert D. Vilsack Title: Secretary

Signature Page to Amendment No. 2 to Sixth Amended and Restated Credit Agreement

Exhibit 10.1

JPMORGAN CHASE BANK, N.A., individually as Administrative Agent, as Domestic Issuing Bank, as Ex-Im Issuing Bank, as Ex-Im Revolving Lender, as Domestic Swingline Lender and as a Lender

By /s/ Michael P. Gutia
   Name: Michael P. Guita
   Title: Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Agent, as Canadian Issuing Bank, as Canadian Swingline Lender and as a Lender

By /s/ Auggie Marchetti
   Name: Auggie Marchetti
   Title: Authorized Officer

J.P. MORGAN EUROPE LIMITED, as European Agent, as European Issuing Bank, as European Swingline Lender and as a European Revolving Lender

By /s/ Matthew Sparkes
   Name: Matthew Sparkes
   Title: Vice President

Signature Page to Amendment No. 2 to Sixth Amended and Restated Credit Agreement

Exhibit 10.1

U.S. BANK NATIONAL ASSOCIATION, as a Lender and a European Revolving Lender

By /s/ Matthew Kasper
   Name: Matthew Kasper
   Title: Vice President
U.S. BANK NATIONAL ASSOCIATION, Canada Branch, as a Canadian Revolving Lender

By /s/ John P. Rehob
   Name: John P. Rehob
   Title: Principal Officer

Signature Page to Amendment No. 2 to Sixth Amended and Restated Credit Agreement

Exhibit 10.1

PNC BANK, NATIONAL ASSOCIATION, as a Lender and a European Revolving Lender

By /s/ John Wenzinger
   Name: John Wenzinger
   Title: Vice President
PNC BANK CANADA BRANCH, as a Canadian Revolving Lender

By /s/ Robert Fasken
   Name: Robert Fasken
   Title: Vice President

Signature Page to Amendment No. 2 to Sixth Amended and Restated Credit Agreement

Exhibit 10.1

CIIZENS BUSINESS CAPITAL, a division of Citizens Asset Finance Inc., F/K/A RBS BUSINESS CAPITAL a division of RBS Asset Finance, Inc., a subsidiary of RBS Citizens, N.A., as a Lender, a Canadian Revolving Lender and a European Revolving Lender

By  /s/ James G. Zambrosky
   Name: James Zambrosky
   Title: Vice President

Signature Page to Amendment No. 2 to Sixth Amended and Restated Credit Agreement

Exhibit 10.1

KEYBANK NATIONAL ASSOCIATION, as a Lender, a Canadian Revolving Lender and a European Revolving Lender By /s/ John P. Dunn Name: John P. Dunn Title: Vice President

Signature Page to Amendment No. 2 to Sixth Amended and Restated Credit Agreement

Exhibit 10.1

FIRST NATIONAL BANK OF PENNSYLVANIA, as a Lender By /s/ Wayne A. Suprano, Jr. Name: Wayne A. Suprano, Jr. Title: Vice President/Portfolio Manager

Signature Page to Amendment No. 2 to Sixth Amended and Restated Credit Agreement

Exhibit 10.1

THE HUNTINGTON NATIONAL BANK, as a Lender By /s/ Paul Weybrecht Name: Paul Weybrecht Title: Vice President

Signature Page to Amendment No. 2 to Sixth Amended and Restated Credit Agreement